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                                                                    EXHIBIT 10.6

                                Aggers & Joseph
                         Attorneys & Counsellors at Law

                             Executive Commons East
                       29525 Chagrin Boulevard, Suite 304
                            Pepper Pike, Ohio 44122
                            Phone: (216) 765 - 8520
                             Fax: (216) 765 - 8817
                      Email: aggersandjoseph@ameritech.net

                                                                 David F. Aggers
                                                               Kathryn T. Joseph
                                                            Vincent L. Cheverine


October 4, 2000                                    VIA FACSIMILE ONLY


Ronald M. Sotak, Esq.
Newbrough, Johnston, Brewer, Maddux & Sotak, L.L.P.
612 Kellogg Avenue, P. O. Box 847
Ames, Iowa 50010-0847

Re:     Settlement of All Claims

Dear Ron:

        The following represents the obligations which Mr. Zavaral, Mr. Hoyng and Infotopia, Inc. are willing to undertake to effect a full and final settlement of the matter with Cactus Jack and Jack Barringer, on claims set forth in Case No. 4-00-CV-80520, now pending in the United States District Court for the Southern District of Iowa. Infotopia, Inc. has deposited the sum of $100,000.00 in the IOLTA account in the name of Aggers & Joseph. Infotopia, Inc. has authorized me to release these funds to you via Fedwire transfer, upon our receipt of your client's acknowledgement of agreement with the following:

        1. Within twenty-four (24) hours of the receipt, the aforementioned acknowledgement of agreement, Infotopia, Inc. will instruct RMX, National Fulfillment, Chem Spec, Smart Inventions and Pac-Net to ship all lures, retail boxes, bait cleaner, etc., freight-prepaid to the Cactus Jack's Marketing Corp. warehouse, located at 303 Sondrol Street, Ames, Iowa 50010. Infotopia makes no representations or guarantees as to the quantities of lures, retail boxes, bait cleaner, etc. in those companies possession. You will receive copies of the instructions sent to each of the aforementioned companies; and

        2. In addition to the foregoing, Pac-Net will be notified to release, immediately, all units including Tooling, now located in China, freight prepaid, to the Cactus Jack's Marketing Corp. warehouse, located at 303 Sondrol Street, Ames, Iowa 50010. Infotopia makes no representations or guarantees as to the quantities of units in Pac-Net's possession; and

        3. Fredricksen Television will be notified by Infotopia, Inc. that all Cactus Jack Marketing Corp. shows belong to Cactus Jack Marketing Corp. You will receive a copy of that notice as well.


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Ronald M. Sotak, Esq.
October 4, 2000
Page 2

        Concerning your facsimile to me yesterday, I do not want the Release filed with the Notice of Dismissal. Further, we require that Cactus Jack Marketing Corp., and its officers, directors, shareholders and employees keep all terms of settlement confidential and not disclose any terms of the settlement unless required to do so by an appropriate court order. We would agree only to an acknowledgement that "all matters have been settled amicably, and the controversy was based, in large part, upon misunderstandings and mis-communications between the parties." Please add this provision to your Release.

        The funds which I wire to you will be held in your law firm's trust account until this office acknowledges our receipt of the filed and time stamped, order of dismissal, with prejudice, executed by the judge in the United States District Court for the Southern District of Iowa. If all of this is agreeable to both you and each of your clients kindly execute your respective acknowledgements of this agreement as provided for below.


                                   Sincerely,

                                   /s/ DAVID F. AGGERS

                                   David F. Aggers
                                   Vincent L. Cheverine
                                   Aggers & Joseph
                                   Attorneys for Infotopia, Inc. Ernest
                                   Zavarol and Daniel Hoyng


Accepted and agreed to by:

/s/ JACK E. BARRINGER
---------------------------
Cactus Jack's Marketing Corporation
by Jack E. Barringer


/s/ JACK E. BARRINGER
---------------------------
Jack E. Barringer






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IN THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF IOWA
---------------------------------------------------------------------
CACTUS JACK'S MARKETING                 )
CORPORATION and JACK E. BARRINGER,      )
                                        )    CASE NO. 4-00-CV-80520
                                        )
      Plaintiffs,                       )
                                        )
                                        )
                                        )
v.                                      )
                                        )
                                        )
INFOTOPIA INC., ERNEST J. ZAVAROL,      )    DISMISSAL WITH
and DANIEL J. HOYNG,                    )    PREJUDICE
                                        )
      Defendants                        )
                                        )
---------------------------------------------------------------------

     COME NOW the Plaintiffs, Cactus Jack's Marketing Corporation and Jack E. Barringer, by and through the undersigned attorney, Ronald M. Sotak, of the law firm of Newbrough, Johnston, Brewer, Maddux & Sotak, L.L.P. 612 Kellogg Avenue, P.O. Box 847 Ames, IA 50010-0847, and does hereby dismiss the above-captioned lawsuit as to all named defendants with prejudice, and states as follows:

     1.        The parties have reached a settlement in this matter.

     2. Pursuant to the terms of the settlement, this cause of action is to be dismissed with prejudice.

               NEWBROUGH, JOHNSTON, BREWER, MADDUX & SOTAK, L.L.P. 612 Kellogg Avenue, P.O. Box 847
               Ames, Iowa  50010-0847
               Telephone: (515) 232-1761
               Fax: (515) 232-8962

               By:  /s/ RONALD M. SOTAK
                    ---------------------------------------------------
                    Ronald M. Sotak  ST1000263

               ATTORNEYS FOR PLAINTIFFS


copy to:
David Aggers
Jack Barringer